UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05569

Franklin Universal Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, Ca 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, Ca 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:  (650) 312-2000

Date of fiscal year end:  8/31

Date of reporting period: 8/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
August 31, 2016

Franklin Universal Trust

Contents

Annual Report
Franklin Universal Trust	2
Performance Summary	5
Important Notice to Shareholders	6
Financial Highlights and Statement of Investments	7
Financial Statements	18
Notes to Financial Statements	22
Report of Independent Registered
Public Accounting Firm	28
Tax Information	29
Annual Meeting of Shareholders	30
Dividend Reinvestment and Cash Purchase Plan	31
Board Members and Officers	33
Shareholder Information	37

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Franklin Universal Trust

Dear Shareholder:

This annual report for Franklin Universal Trust covers the fiscal year ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

Performance Overview

For the 12 months under review, the Fund’s cumulative total returns were +15.18% based on net asset value and +20.76% based on market price, as shown in the Performance Summary on page 5. For comparison, the Credit Suisse (CS) High Yield Index, which is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market, produced a +8.75% total return,1 and utilities stocks, as measured by the Standard & Poor’s® (S&P®) 500 Utilities Index, which tracks all electric utility stocks in the broad S&P 500® Index, posted a total return of +20.32% for the same period.2

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy grew modestly during the 12-month period ended August 31, 2016, despite a general decline in private inventory and nonresidential fixed investments. However, personal consumption expenditure remained strong during the period. Supply executives reported manufacturing conditions contracted during the first half of the period but expanded in the second half. Similarly, the services sector was also volatile but remained in expansionary territory throughout the period.

Growth in services contributed to new jobs and helped the unemployment rate decrease from 5.1% in August 2015 to 4.9% at period-end.3 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Although overall retail sales in July remained relatively unchanged, real consumption rose, helped by a jump in auto sales. Inflation, as measured by the Consumer Price Index, moderated in July as the cost of gasoline fell for the first time in five months after reporting its strongest monthly reading over the past three years in April due to a rebound in energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December 2015 meeting, and maintained the rate through the period-end. Although the Fed had hinted at an interest rate hike in June, subsequent reports showed a substantial slowdown in job additions in May. Consequently, at its June meeting, the Fed indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2% inflation. However, following strong July employment data, the Fed Chair signaled that interest rates could increase in the near term, given continued strength in labor market conditions and the Fed’s positive outlook on future economic growth.

The 10-year Treasury yield, which moves inversely to price, shifted throughout the period. It rose from 2.21% on August 31, 2015, to a period high of 2.36% in November. The Treasury yield declined in 2016 and ended the period at 1.58% after the Fed kept interest rates unchanged.

Investment Strategy

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we

1. Source: Credit Suisse Group.
2. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
TheSOIbeginsonpage8.

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use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

Manager’s Discussion

During the 12-month period ended August 31, 2016, the Fund’s primary asset classes, high yield corporate bonds and utility stocks, delivered positive results. The U.S. economy continued its moderate pace of growth during the year under review. The yield on the 10-year Treasury bond, which began the period at 2.2%, declined to 1.6% by period-end as negative yields in Europe and Japan continued to drive government bond investors to U.S. Treasuries. Weakness in commodity prices during the first half of the period as well as concerns over the state of the Chinese economy served to create an environment of risk aversion. The second half of the period, however, saw a reversal of global sentiment as the U.S. Federal Reserve (Fed) left interest rates unchanged, and various economic indicators

Portfolio Breakdown
8/31/16
% of Total
Investments*
Corporate Bonds	66.0%
Utilities Common Stocks	30.0%
Natural Resources Common Stocks	1.3%
Materials Common Stocks	0.6%
Senior Floating Rate Interests	0.3%
Convertible Preferred Stocks	0.1%
Transportation Common Stocks**	0.0%
Short-Term Investments & Other Net Assets	1.7%

*Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.
**Rounds to less than 0.1%

reflected a strong U.S. economy. Crude oil prices declined near the beginning of 2016, but made a substantial rebound by period-end. Other major commodities followed a similar pattern including the metals and mining and energy sectors of the CS High Yield Index, both of which posted substantial returns during the period.4 High yield corporate bonds, which are highly sensitive to growth expectations, generated negative returns in four of the first six months of the period, but generated positive returns in all six months of the second half of the period. With the metals and mining and energy sectors leading the way, the CS High Yield Index returned +14.50% year to date and +8.75% over the period under review. Overall, spreads over Treasuries compressed from 6.2% to 5.2%, even with lower Treasury yields at the period-end. Utility stocks benefited from the overall decline in interest rates as well as from investors’ belief that challenges to global growth would limit rate increases by the Fed. In addition, despite many utility stocks being regulated, the sector posted a solid total return for the period given increases in commodity prices. Overall, utility stocks, as measured by the S&P 500 Utilities Index, generated a +20.32% return during the period.

High Yield Corporate Bonds

Overall, the Fund benefited from its position in the metals and mining and energy sectors during the period. Relative to the CS High Yield Index, we held generally overweighted allocations to both sectors during the period. In the beginning of the period, energy bonds sold off in conjunction with the steady decline in oil prices, and natural gas prices also weakened due to warmer winter weather that further pressured the sector. Metals and mining underperformed due to weak commodity pricing. Oversupply in many commodities coupled with concerns over slowing growth in China led to falling prices. These trends reversed during the second half of the period, however, as a more balanced supply-demand profile helped many commodity prices, and subsequently commodity producers.

The Fund’s overweighted allocation to the health care sector detracted from relative performance over the period. In a period where there have been concerns about drug prices, broader healthcare costs, as well as questionable accounting practices at one of the largest companies in the sector, health care has not rallied as strongly as other high yield sectors, particularly during the second half of the period.

Utility Stocks

The utilities sector, as measured by the S&P 500 Utilities Index, returned +20.32% for the year, outperforming the +12.55% return of the S&P 500 Index.2 For the first half of the period, utility stocks benefited from their perceived higher quality nature, as well as from their domestic U.S. focus, as they were largely immune to any impacts from slower foreign growth. Despite being regulated, many utilities also benefited from prevailing commodity prices near period-end, which were considerably higher than at the beginning. Finally, with the Fed taking limited action with regard to interest rates during the

4. Metals and mining holdings are in materials in the SOI.

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Top 10 Holdings*
Based on Total Investments**
8/31/16 vs. 8/31/15
Issuer	8/31/16
Dominion Resources Inc.	2.3%
Sempra Energy	2.1%
NextEra Energy Inc.	2.0%
American Electric Power Co. Inc.	1.9%
Duke Energy Corp.	1.8%
Edison International	1.8%
Pinnacle West Capital Corp.	1.7%
The Southern Co.	1.4%
Navient Corp.	1.3%
Westar Energy Inc.	1.3%

Issuer	8/31/15
Dominion Resources Inc.	2.9%
Duke Energy Corp.	2.4%
NextEra Energy Inc.	2.1%
Sempra Energy	2.0%
Edison International	1.8%
Pinnacle West Capital Corp.	1.7%
American Electric Power Co. Inc.	1.7%
The Southern Co.	1.6%
Entergy Corp.	1.4%
CenterPoint Energy Inc.	1.3%

*Excludes money market funds.
**Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

period, expectations for continued low short-term rates combined with a decline in Treasury yields supported the utility sector.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices
Symbol: FT	8/31/16	8/31/15	Change
Net Asset Value (NAV)	$7.67	$7.11	+$0.56
Market Price (NYSE)	$6.84	$6.10	+$0.74

Distributions[1] (9/1/15–8/31/16)
	Dividend
Income

	$0.4665

Performance[2]
Average Annual
	Cumulative Total Return[3]		Average Annual Total Return[3]		Total Return (9/30/16)[4]
	Based on	Based on	Based on	Based on	Based on	Based on
	NAV[5]	market price[6]	NAV[5]	market price[6]	NAV[5]	market price[6]
1-Year	+15.18%	+20.76%	+15.18%	+20.76%	+18.62%	+23.72%
5-Year	+51.62%	+51.35%	+8.68%	+8.64%	+9.50%	+8.80%
10-Year	+108.42%	+117.38%	+7.62%	+8.07%	+7.68%	+7.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal.
Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. In addition to having sensitivity to other factors, securities issued by utility companies have historically been sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Assumes reinvestment of distributions based on net asset value.
6. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Important Notice to Shareholders

The Fund’s Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. This authorization remains in effect.

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			FRANKLIN UNIVERSAL TRUST

Financial Highlights
		Year Ended August 31,
	2016	2015	2014	2013	2012
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.11	$8.34	$7.61	$7.47	$6.87
Income from investment operations:
Net investment income[a]	0.39	0.45	0.47	0.43	0.45
Net realized and unrealized gains (losses)	0.64	(1.21)	0.73	0.17	0.61
Total from investment operations	1.03	(0.76)	1.20	0.60	1.06
Less distributions from net investment income	(0.47)	(0.47)	(0.47)	(0.46)	(0.46)
Net asset value, end of year.	$7.67	$7.11	$8.34	$7.61	$7.47
Market value, end of year[b]	$6.84	$6.10	$7.39	$6.76	$7.38

Total return (based on market value per share)	20.76%	(11.57)%	16.71%	(2.45)%	24.47%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.13%	1.97%	1.97%	2.34%	2.46%
Expenses net of waiver and payments by affiliates	2.12%[c]	1.97%[d]	1.97%[d]	2.34%	2.46%
Net investment income	5.48%	5.63%	5.76%	5.58%	6.20%

Supplemental data
Net assets, end of year (000’s)	$192,682	$178,747	$209,674	$191,223	$187,729
Portfolio turnover rate	21.13%	20.30%	18.25%	21.95%	19.40%
Total debt outstanding at end of year (000’s)	$60,000	$60,000	$60,000	$60,000	$42,000
Asset coverage per $1,000 of debt	$4,211	$3,979	$4,495	$4,187	$5,470
Average amount of senior rate fixed Notes per share during the
year.	$2.39	$2.39	$2.39	$1.68	$1.67

aBased on average daily shares outstanding.
bBased on the last sale on the New York Stock Exchange.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN UNIVERSAL TRUST

Statement of Investments, August 31, 2016
		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests 41.8%
Energy 1.7%
Spectra Energy Corp	United States	90,000	$3,205,800
Materials 0.8%
BHP Billiton PLC, ADR	Australia	25,185	649,521
Freeport-McMoRan Inc., B	United States	80,380	827,110
[a] South32 Ltd., ADR	Australia	10,074	71,777
[a] Verso Corp., A	United States	3,330	21,013
[a] Verso Corp., wts., 7/15/23.	United States	350	—
			1,569,421
Transportation 0.0%†
[a,b] CEVA Holdings LLC.	United Kingdom	179	62,800
Utilities 39.3%
Alliant Energy Corp	United States	80,000	3,036,000
American Electric Power Co. Inc	United States	75,000	4,842,750
CenterPoint Energy Inc	United States	122,800	2,759,316
CMS Energy Corp	United States	65,000	2,728,050
Consolidated Edison Inc	United States	40,000	3,009,600
Dominion Resources Inc	United States	80,000	5,932,800
DTE Energy Co	United States	25,000	2,322,500
Duke Energy Corp	United States	57,560	4,585,230
Edison International.	United States	61,000	4,435,920
Entergy Corp	United States	30,000	2,346,000
Exelon Corp	United States	55,000	1,870,000
FirstEnergy Corp	United States	60,000	1,963,200
Great Plains Energy Inc	United States	70,000	1,901,200
NextEra Energy Inc	United States	41,500	5,019,010
PG&E Corp	United States	50,000	3,097,000
Pinnacle West Capital Corp	United States	56,000	4,201,680
PPL Corp	United States	80,000	2,782,400
Public Service Enterprise Group Inc	United States	45,000	1,924,650
Sempra Energy	United States	50,000	5,233,500
The Southern Co	United States	68,250	3,503,272
WEC Energy Group Inc	United States	40,000	2,395,200
Westar Energy Inc	United States	60,000	3,296,400
Xcel Energy Inc	United States	60,000	2,481,600
			75,667,278
Total Common Stocks and Other Equity Interests
(Cost $41,597,129)			80,505,299

Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a,b] CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	3,000
[a,b] CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	388	135,944
Total Convertible Preferred Stocks (Cost $587,092)			138,944

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STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds 86.6%
Automobiles & Components 1.6%
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23.	United Kingdom	$2,000,000	$2,070,380
The Goodyear Tire & Rubber Co.,
senior bond, 5.00%, 5/31/26	United States	600,000	629,622
senior note, 5.125%, 11/15/23	United States	300,000	315,000
			3,015,002
Banks 3.5%
CIT Group Inc.,
senior note, 5.375%, 5/15/20	United States	500,000	535,625
senior note, 5.00%, 8/15/22	United States	1,200,000	1,275,000
[c] senior note, 144A, 6.625%, 4/01/18	United States	300,000	320,400
[d] Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	1,100,000	1,139,875
[d] JPMorgan Chase & Co.,
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	900,000	951,030
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	1,100,000	1,098,625
Royal Bank of Scotland Group PLC,
sub. note, 6.125%, 12/15/22	United Kingdom	900,000	963,495
sub. note, 5.125%, 5/28/24	United Kingdom	400,000	405,230
			6,689,280
Capital Goods 1.6%
[c] Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	200,000	208,000
[c] HD Supply Inc., senior note, 144A, 5.75%, 4/15/24	United States	400,000	427,000
Navistar International Corp., senior bond, 8.25%, 11/01/21.	United States	800,000	661,360
Oshkosh Corp., senior note, 5.375%, 3/01/22	United States	500,000	526,250
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	500,000	521,250
senior sub. bond, 6.50%, 5/15/25	United States	100,000	103,875
senior sub. note, 6.00%, 7/15/22	United States	700,000	731,500
			3,179,235
Commercial & Professional Services 1.4%
[c] Acosta Inc., senior note, 144A, 7.75%, 10/01/22	United States	1,300,000	1,207,375
United Rentals North America Inc.,
senior bond, 5.75%, 11/15/24	United States	1,400,000	1,463,000
senior bond, 5.875%, 9/15/26	United States	100,000	104,500
			2,774,875
Consumer Durables & Apparel 3.9%
[c] Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	1,000,000	1,051,250
KB Home,
senior bond, 7.50%, 9/15/22	United States	1,100,000	1,179,750
senior note, 4.75%, 5/15/19	United States	200,000	204,500
senior note, 7.00%, 12/15/21	United States	300,000	321,750
[c] Newell Brands Inc., senior note, 144A, 5.00%, 11/15/23.	United States	700,000	745,090
PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	1,300,000	1,335,750
[c] Taylor Morrison Communities Inc./Monarch Communities Inc.,
senior note, 144A, 5.25%, 4/15/21	United States	400,000	413,000
senior note, 144A, 5.875%, 4/15/23	United States	500,000	525,000
senior note, 144A, 5.625%, 3/01/24	United States	1,000,000	1,030,000
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	700,000	752,500
			7,558,590

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STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Consumer Services 4.7%
[c] 1011778 BC ULC/New Red Finance Inc.,
secured note, second lien, 144A, 6.00%, 4/01/22	Canada	$1,000,000	$1,048,750
senior secured note, first lien, 144A, 4.625%, 1/15/22.	Canada	500,000	518,750
[c] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,000,000	822,500
[c,e] Fontainebleau Las Vegas, senior secured bond, first lien, 144A, 11.00%, 6/15/15	United States	1,600,000	168
[c] International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	2,200,000	2,398,000
[c] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
senior note, 144A, 5.00%, 6/01/24	United States	600,000	630,732
senior note, 144A, 5.25%, 6/01/26	United States	600,000	639,000
[c] Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	900,000	948,375
[c] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%,
3/01/25	United States	1,300,000	1,317,875
[c] Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	800,000	815,000
			9,139,150
Diversified Financials 5.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
senior note, 4.25%, 7/01/20	Netherlands	800,000	839,284
senior note, 4.625%, 10/30/20	Netherlands	200,000	212,333
senior note, 5.00%, 10/01/21	Netherlands	500,000	539,662
Ally Financial Inc., senior note, 5.50%, 2/15/17	United States	600,000	611,113
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	1,400,000	1,247,820
E*TRADE Financial Corp.,
senior note, 5.375%, 11/15/22	United States	300,000	324,375
senior note, 4.625%, 9/15/23	United States	400,000	417,144
[c] Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	800,000	865,000
[c] MSCI Inc., senior note, 144A, 4.75%, 8/01/26	United States	400,000	411,500
Navient Corp.,
senior note, 8.45%, 6/15/18	United States	900,000	983,250
senior note, 5.50%, 1/15/19	United States	800,000	824,000
senior note, 4.875%, 6/17/19	United States	800,000	810,000
senior note, 6.625%, 7/26/21	United States	800,000	827,000
[c] Neuberger Berman Group LLC/Finance Corp., senior note, 144A, 5.875%, 3/15/22	United States	700,000	730,625
			9,643,106
Energy 10.5%
[e] BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
senior bond, 7.875%, 4/15/22	United States	700,000	276,500
senior note, 8.625%, 10/15/20	United States	600,000	233,700
California Resources Corp.,
[c] secured note, second lien, 144A, 8.00%, 12/15/22	United States	615,000	418,200
senior bond, 6.00%, 11/15/24	United States	15,000	7,312
senior note, 5.50%, 9/15/21	United States	10,000	5,200
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 7.75%, 4/15/23	United States	800,000	652,000
[c] senior note, 144A, 11.50%, 1/15/21	United States	300,000	344,250
CGG SA,
senior note, 6.50%, 6/01/21	France	600,000	297,000
senior note, 6.875%, 1/15/22	France	300,000	148,500
[e] Chaparral Energy Inc.,
senior bond, 8.25%, 9/01/21	United States	200,000	127,000
senior bond, 7.625%, 11/15/22	United States	300,000	190,500
senior note, 9.875%, 10/01/20	United States	800,000	508,000

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FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Energy (continued)
[e,f] CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	$1,350,000		$668,250
[c] Cheniere Corpus Christi Holdings LLC, senior secured note, 144A, 7.00%, 6/30/24.	United States	600,000		645,000
[c] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	906,000		865,230
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	400,000		378,000
CONSOL Energy Inc.,
senior note, 5.875%, 4/15/22	United States	300,000		273,000
senior note, 8.00%, 4/01/23	United States	600,000		588,000
Crestwood Midstream Partners LP/Crestwood Midstream Partners Finance Corp., senior
note, 6.25%, 4/01/23	United States	500,000		490,000
CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	300,000		271,500
Energy Transfer Equity LP,
senior note, first lien, 7.50%, 10/15/20	United States	1,200,000		1,320,000
senior secured bond, first lien, 5.875%, 1/15/24	United States	200,000		206,000
[e,f] Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	1,300,000		130,000
[c] EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	600,000		327,000
[e] EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	800,000		112,000
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	900,000		816,750
[c,e] Goodrich Petroleum Corp., secured note, second lien, 144A, 8.875%, 3/15/18	United States	600	[g]	171,946
[e] Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	800,000		202,000
[c] senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	520,000		293,800
[c,e] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%,
12/15/20	United States	1,100,000		478,500
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%,
2/15/21	United States	600,000		572,250
Memorial Resource Development Corp., senior note, 5.875%, 7/01/22.	United States	400,000		405,000
[e] Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	700,000		31,500
[c] Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	700,000		308,000
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20.	United States	1,200,000		1,243,500
[c,e] Peabody Energy Corp., senior secured note, second lien, 144A, 10.00%, 3/15/22	United States	1,700,000		552,500
[e] Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	700,000		262,500
QEP Resources Inc., senior bond, 5.375%, 10/01/22	United States	600,000		597,000
Sabine Pass Liquefaction LLC,
first lien, 5.625%, 2/01/21	United States	1,000,000		1,055,000
first lien, 6.25%, 3/15/22	United States	200,000		215,000
first lien, 5.625%, 4/15/23	United States	500,000		528,750
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	800,000		700,000
senior note, 6.125%, 1/15/23	United States	100,000		79,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	1,200,000		372,000
Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	200,000		189,000
senior note, 7.75%, 6/15/21	United States	400,000		394,500
senior note, 4.50%, 4/15/22	United States	400,000		334,000
senior note, 8.25%, 6/15/23	United States	600,000		591,228
WPX Energy Inc., senior note, 8.25%, 8/01/23	United States	400,000		418,000
				20,294,366
Food, Beverage & Tobacco 3.1%
Constellation Brands Inc.,
senior bond, 4.75%, 11/15/24	United States	400,000		438,000
senior note, 4.25%, 5/01/23	United States	500,000		535,937
senior note, 4.75%, 12/01/25	United States	100,000		109,313

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Annual Report

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Food, Beverage & Tobacco (continued)
Cott Beverages Inc., senior note, 6.75%, 1/01/20	United States	$600,000	$630,750
[c] Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	300,000	306,750
[c] JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	900,000	933,750
senior note, 144A, 8.25%, 2/01/20	United States	300,000	313,500
senior note, 144A, 7.25%, 6/01/21	United States	800,000	832,000
[c] Post Holdings Inc.,
senior bond, 144A, 5.00%, 8/15/26.	United States	900,000	900,000
senior note, 144A, 6.75%, 12/01/21	United States	500,000	538,125
senior note, 144A, 6.00%, 12/15/22	United States	300,000	319,515
senior note, 144A, 7.75%, 3/15/24	United States	100,000	111,625
			5,969,265
Health Care Equipment & Services 4.9%
Acadia Healthcare Co. Inc., senior note, 6.50%, 3/01/24	United States	400,000	421,500
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	900,000	856,125
senior note, 7.125%, 7/15/20	United States	400,000	359,760
senior note, 6.875%, 2/01/22	United States	200,000	167,000
senior secured note, first lien, 5.125%, 8/15/18	United States	121,000	122,525
DaVita Inc.,
senior bond, 5.125%, 7/15/24	United States	400,000	413,750
senior note, 5.75%, 8/15/22	United States	500,000	526,250
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	800,000	852,000
senior bond, 5.875%, 2/15/26	United States	1,400,000	1,482,782
senior secured bond, first lien, 5.875%, 3/15/22	United States	600,000	661,500
[c] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	300,000	323,250
Tenet Healthcare Corp.,
senior note, 5.00%, 3/01/19	United States	1,100,000	1,075,250
senior note, 5.50%, 3/01/19	United States	400,000	394,000
senior note, 8.125%, 4/01/22	United States	1,000,000	1,017,500
[c] Vizient Inc., senior note, 144A, 10.375%, 3/01/24	United States	600,000	682,500
			9,355,692
Materials 13.1%
ArcelorMittal,
senior note, 6.50%, 3/01/21	France	900,000	979,033
senior note, 6.125%, 6/01/25	France	300,000	324,000
[c] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19	Luxembourg	200,000	205,500
senior note, 144A, 7.00%, 11/15/20	Luxembourg	88,235	88,566
senior note, 144A, 6.75%, 1/31/21	Luxembourg	400,000	416,000
senior note, 144A, 6.00%, 6/30/21	Luxembourg	500,000	517,500
[c] Axalta Coating Systems LLC, senior note, 144A, 4.875%, 8/15/24.	Netherlands	400,000	418,000
[c] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	800,000	760,000
[c] BlueScope Steel Ltd./BlueScope Steel Finance,
senior note, 144A, 7.125%, 5/01/18	Australia	552,000	574,080
senior note, 144A, 6.50%, 5/15/21	Australia	1,500,000	1,606,875
[c] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	600,000	631,731
[c] Cemex SAB de CV, first lien, 144A, 5.70%, 1/11/25	Mexico	1,100,000	1,137,273
The Chemours Co.,
senior bond, 7.00%, 5/15/25	United States	200,000	192,375
senior note, 6.625%, 5/15/23	United States	1,100,000	1,061,500

12 Annual Report

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FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Materials (continued)
[c] CVR Partners LP/CVR Nitrogen Finance Corp., 144A, 9.25%, 6/15/23	United States	$1,000,000	$995,000
[c] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	500,000	512,060
[c] First Quantum Minerals Ltd.,
senior note, 144A, 6.75%, 2/15/20	Canada	631,000	555,280
senior note, 144A, 7.00%, 2/15/21	Canada	1,131,000	978,315
[c] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	1,200,000	1,387,320
[c] NOVA Chemicals Corp., senior bond, 144A, 5.00%, 5/01/25	Canada	1,500,000	1,552,500
[c] Novelis Corp., senior note, 144A, 6.25%, 8/15/24	United States	700,000	731,500
Novelis Inc., senior note, 8.75%, 12/15/20	Canada	700,000	734,563
[c] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	1,000,000	1,056,250
senior note, 144A, 5.875%, 8/15/23	United States	500,000	547,813
[c] Platform Specialty Products Corp.,
senior note, 144A, 10.375%, 5/01/21	United States	200,000	210,500
senior note, 144A, 6.50%, 2/01/22	United States	900,000	857,250
[c] Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	500,000	478,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer
Luxembourg SA,
first lien, 5.75%, 10/15/20	United States	500,000	516,250
[c] first lien, 144A, 5.125%, 7/15/23	United States	500,000	519,375
senior note, 8.25%, 2/15/21	United States	1,000,000	1,041,129
[c] senior note, 144A, 7.00%, 7/15/24	United States	200,000	214,625
[c] Sealed Air Corp.,
senior bond, 144A, 5.50%, 9/15/25.	United States	400,000	437,920
senior note, 144A, 6.50%, 12/01/20	United States	400,000	459,000
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	900,000	951,750
senior note, 5.125%, 10/01/21	United States	400,000	418,000
[c] Summit Materials LLC/Summit Materials Finance Corp., senior note, 144A, 8.50%,
4/15/22	United States	1,000,000	1,097,500
			25,165,083
Media 9.8%
[c] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26.	United States	900,000	948,834
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	900,000	925,875
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	700,000	744,800
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	1,700,000	1,789,250
[c] senior bond, 144A, 5.75%, 2/15/26.	United States	700,000	750,750
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	500,000	526,250
senior sub. note, 7.625%, 3/15/20	United States	700,000	708,750
CSC Holdings LLC,
senior note, 6.75%, 11/15/21	United States	700,000	749,000
senior note, 5.25%, 6/01/24	United States	700,000	682,934
DISH DBS Corp.,
[c] senior bond, 144A, 7.75%, 7/01/26.	United States	800,000	855,592
senior note, 6.75%, 6/01/21	United States	700,000	753,813
Gannett Co. Inc.,
senior bond, 6.375%, 10/15/23	United States	900,000	977,625
senior note, 5.125%, 7/15/20	United States	800,000	829,000

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Annual Report

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Media (continued)
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	$1,300,000	$979,875
senior secured note, first lien, 9.00%, 9/15/22	United States	100,000	73,625
[c] Nextstar Escrow Corp., senior note, 144A, 5.625%, 8/01/24	United States	400,000	409,000
[c] Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	500,000	475,000
[c] Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24.	United States	800,000	861,000
senior bond, 144A, 5.375%, 4/15/25	United States	700,000	735,000
[c] Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	600,000	646,500
[c] Univision Communications Inc., senior secured bond, first lien, 144A, 6.75%, 9/15/22	United States	358,000	382,666
[c] Virgin Media Secured Finance PLC,
senior secured bond, 144A, 5.25%, 1/15/26	United Kingdom	500,000	512,500
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	800,000	825,000
senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	200,000	209,500
[c] WMG Acquisition Corp.,
secured note, 144A, 6.00%, 1/15/21	United States	1,190,000	1,239,087
secured note, 144A, 5.00%, 8/01/23	United States	200,000	206,000
senior note, 144A, 5.625%, 4/15/22	United States	100,000	104,625
			18,901,851
Pharmaceuticals, Biotechnology & Life Sciences 3.3%
[c] Concordia International Corp., senior note, 144A, 7.00%, 4/15/23	Canada	1,000,000	780,000
[c] Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25.	United States	800,000	714,000
senior note, 144A, 6.00%, 7/15/23	United States	1,000,000	912,500
Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	1,500,000	1,507,500
[c] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A,
6.375%, 8/01/23	United States	500,000	525,000
[c] Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	1,100,000	1,056,000
[c] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	300,000	264,375
senior note, 144A, 5.625%, 12/01/21	United States	700,000	635,250
			6,394,625
Real Estate 1.3%
Equinix Inc.,
senior bond, 5.375%, 4/01/23	United States	1,300,000	1,381,250
senior bond, 5.875%, 1/15/26	United States	200,000	218,374
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	300,000	319,500
senior note, 6.375%, 3/01/24	United States	600,000	661,500
			2,580,624
Retailing 1.6%
[c] American Builders & Contractors Supply Co. Inc., senior note, 144A, 5.625%, 4/15/21	United States	900,000	938,250
[c] Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	300,000	316,125
Dollar Tree Inc., senior note, 5.75%, 3/01/23	United States	500,000	540,625
Netflix Inc., senior bond, 5.875%, 2/15/25.	United States	1,100,000	1,199,000
			2,994,000
Semiconductors & Semiconductor Equipment 1.0%
[c] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	500,000	575,000
[c] Qorvo Inc., senior bond, 144A, 7.00%, 12/01/25	United States	1,300,000	1,446,250
			2,021,250

14 Annual Report

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FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Software & Services 2.9%
[c] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	$1,900,000	$1,681,500
[c] First Data Corp.,
second lien, 144A, 5.75%, 1/15/24	United States	1,700,000	1,746,750
senior note, 144A, 7.00%, 12/01/23	United States	400,000	421,000
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,700,000	1,731,875
			5,581,125
Technology Hardware & Equipment 2.4%
[c,f] Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	1,100,000	1,039,500
[c] CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25	United States	900,000	959,625
[c] Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
senior note, 144A, 5.875%, 6/15/21	United States	200,000	211,796
senior note, 144A, 7.125%, 6/15/24	United States	200,000	216,818
senior secured bond, first lien, 144A, 5.45%, 6/15/23	United States	300,000	320,057
senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	200,000	214,787
[c] Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	1,400,000	1,585,500
			4,548,083
Telecommunication Services 7.4%
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	300,000	316,875
senior bond, 5.625%, 4/01/25	United States	1,000,000	978,750
[c] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	900,000	818,487
[c] Digicel Ltd.,
senior note, 144A, 6.00%, 4/15/21	Bermuda	500,000	457,718
senior note, 144A, 6.75%, 3/01/23	Bermuda	300,000	274,635
[c] Hughes Satellite Systems Corp., senior bond, 144A, 6.625%, 8/01/26	United States	1,100,000	1,094,500
Intelsat Jackson Holdings SA,
senior note, 7.25%, 10/15/20	Luxembourg	200,000	156,500
senior note, 7.50%, 4/01/21	Luxembourg	1,500,000	1,136,250
[c] Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	900,000	951,075
[c] Sprint Communications Inc.,
senior note, 144A, 9.00%, 11/15/18	United States	2,000,000	2,210,000
senior note, 144A, 7.00%, 3/01/20	United States	500,000	538,750
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	500,000	487,500
senior bond, 7.125%, 6/15/24	United States	500,000	468,750
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	200,000	215,750
senior bond, 6.375%, 3/01/25	United States	500,000	539,375
senior note, 6.542%, 4/28/20	United States	800,000	827,000
senior note, 6.125%, 1/15/22	United States	100,000	105,875
senior note, 6.00%, 4/15/24	United States	200,000	213,500
[c] Virgin Media Finance PLC, senior bond, 144A, 6.375%, 4/15/23	United Kingdom	300,000	321,000
[c] Wind Acquisition Finance SA,
secured note, second lien, 144A, 7.375%, 4/23/21	Italy	1,700,000	1,763,070
senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	300,000	305,250
			14,180,610
Transportation 0.6%
[c] Florida East Coast Holdings Corp.,
secured note, first lien, 144A, 6.75%, 5/01/19	United States	400,000	414,000
senior note, 144A, 9.75%, 5/01/20	United States	200,000	180,000

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Annual Report

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Transportation (continued)
[c] Stena International SA, senior secured bond, first lien, 144A, 5.75%, 3/01/24	Sweden	$300,000	$256,500
[c] XPO Logistics Inc., senior note, 144A, 6.125%, 9/01/23	United States	300,000	309,000
			1,159,500
Utilities 3.0%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	1,300,000	1,300,000
[c] senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	292,000	309,520
Dynegy Inc., senior bond, 7.625%, 11/01/24	United States	1,200,000	1,179,000
[c] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,000,000	825,000
NRG Yield Operating LLC,
senior bond, 5.375%, 8/15/24	United States	600,000	628,500
[c] senior bond, 144A, 5.00%, 9/15/26.	United States	900,000	902,250
Talen Energy Supply LLC, senior bond, 6.50%, 6/01/25	United States	400,000	344,952
[c,e] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	700,000	228,375
			5,717,597
Total Corporate Bonds (Cost $175,258,393)			166,862,909

[h,i] Senior Floating Rate Interests (Cost $763,806) 0.4%
Household & Personal Products 0.4%
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	768,152	770,232
		Shares

Escrows and Litigation Trusts (Cost $—) 0.0%
[a,b] NewPage Corp., Litigation Trust	United States	1,200,000	—
Total Investments before Short Term Investments
(Cost $218,206,420)			248,277,384

Short Term Investments (Cost $1,994,710) 1.0%
Money Market Funds 1.0%
[a,j] Institutional Fiduciary Trust Money Market Portfolio	United States	1,994,710	1,994,710
Total Investments (Cost $220,201,130) 129.9%			250,272,094
Notes Payable (31.1)%.			(59,947,233)
Other Assets, less Liabilities 1.2%			2,356,863
Net Assets 100.0%			$192,681,724

16 Annual Report

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FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS

See Abbreviations on page 27.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2016, the aggregate value of these securities was $201,744, representing 0.1% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
August 31, 2016, the aggregate value of these securities was $83,565,581, representing 43.4% of net assets.
dPerpetual security with no stated maturity date.
eSee Note 8 regarding defaulted securities.
fAt August 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
gPrincipal amount is stated in 1,000 Units.
hSee Note 1(b) regarding senior floating rate interests.
iThe coupon rate shown represents the rate at period end.
jSee Note 4(c) regarding investments in affiliated management investment companies.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN UNIVERSAL TRUST

Financial Statements

Statement of Assets and Liabilities
August 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$218,206,420
Cost - Non-controlled affiliates (Note 4c)	1,994,710
Total cost of investments	$220,201,130
Value - Unaffiliated issuers	$248,277,384
Value - Non-controlled affiliates (Note 4c)	1,994,710
Total value of investments	250,272,094
Receivables:
Dividends and interest	3,376,125
Total assets	253,648,219
Liabilities:
Payables:
Management fees	157,613
Distributions to shareholders	804,214
Accrued interest (Note 3)	14,350
Senior fixed rate Notes, at par value of $60,000,000 less unamortized Note issuance costs of $52,767 (Note 3)	59,947,233
Accrued expenses and other liabilities	43,085
Total liabilities	60,966,495
Net assets, at value	$192,681,724
Net assets consist of:
Paid-in capital	$172,984,952
Distributions in excess of net investment income	(1,619,036)
Net unrealized appreciation (depreciation)	30,070,964
Accumulated net realized gain (loss)	(8,755,156)
Net assets, at value	$192,681,724
Shares outstanding	25,131,894
Net asset value per share.	$7.67

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN UNIVERSAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2016

Investment income:
Dividends	$3,064,479
Interest	10,515,423
Total investment income	13,579,902
Expenses:
Management fees (Note 4a)	1,788,760
Interest expense (Note 3)	1,722,000
Transfer agent fees	86,666
Custodian fees (Note 5)	2,119
Reports to shareholders	35,841
Professional fees.	60,511
Trustees’ fees and expenses.	8,289
Amortization of Note issuance costs (Note 3)	25,368
Other	72,330
Total expenses	3,801,884
Expense reductions (Note 5)	(12)
Expenses waived/paid by affiliates (Note 4c)	(11,696)
Net expenses	3,790,176
Net investment income	9,789,726
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	650,542
Net change in unrealized appreciation (depreciation) on investments	15,218,867
Net realized and unrealized gain (loss)	15,869,409
Net increase (decrease) in net assets resulting from operations	$25,659,135

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The accompanying notes are an integral part of these financial statements. | Annual Report 19

FRANKLIN UNIVERSAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$9,789,726	$11,191,223
Net realized gain (loss)	650,542	1,142,567
Net change in unrealized appreciation (depreciation)	15,218,867	(31,349,005)
Net increase (decrease) in net assets resulting from operations	25,659,135	(19,015,215)
Distributions to shareholders from net investment income	(11,724,028)	(11,912,519)
Net increase (decrease) in net assets	13,935,107	(30,927,734)
Net assets:
Beginning of year	178,746,617	209,674,351
End of year	$192,681,724	$178,746,617
Undistributed net investment income included in net assets:
End of year	$—	$153,875
Distributions in excess of net investment income included in net assets:
End of year	$(1,619,036)	$—

20 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN UNIVERSAL TRUST
FINANCIAL STATEMENTS

Statement of Cash Flows
for the year ended August 31, 2016

Cash flow from operating activities:
Dividends, interest and other income received	$14,187,787
Operating expenses paid	(2,024,330)
Interest expense paid	(1,722,000)
Purchase of long-term investments	(49,411,621)
Sales and maturities of long-term investments.	50,918,693
Net purchases of short-term investments	(36,005)
Cash provided - operating activities	11,912,524
Cash flow used from financing activities - distributions to shareholders	(11,912,524)
Net increase (decrease) in cash	—
Cash at beginning of year	—
Cash at end of year	$—

Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operating Activities to Net Cash Provided by Operating Activities
for the year ended August 31, 2016

Net increase (decrease) in net assets resulting from operating activities	$25,659,135
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Amoritization of Note issuance costs.	25,368
Net amoritization income	150,909
Other investment transactions	(938)
Decrease in dividends and interest receivable	457,915
Increase in payables to affiliates, accrued expenses and other liabilities	18,477
Decrease in cost of investments	820,525
Increase in unrealized appreciation on investments	(15,218,867)
Net cash provided by operating activities	$11,912,524

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The accompanying notes are an integral part of these financial statements. | Annual Report 21

FRANKLIN UNIVERSAL TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Senior fixed rate notes issued by the Fund are carried at cost. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the

22 Annual Report

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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Annual Report

FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2016, there were an unlimited number of shares authorized ($0.01 par value). During the years ended August 31, 2016 and August 31, 2015 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. During the years ended August 31, 2016 and August 31, 2015, there were no shares repurchased.

3. Senior Fixed Rate Notes

On August 28, 2013, the Fund issued $60 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes bear interest, payable semi-annually, at a rate of 2.87% per year, to maturity on August 28, 2018. The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. For the year ended August 31, 2016, total interest paid by the Fund on the Notes was $1,722,000. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2016. The issuance costs of $126,916 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. For the year ended August 31, 2016, the Fund amortized $25,368 of Notes issuance costs. Any remaining unamortized Note issuance costs are reflected as a direct deduction from the carrying amount of the Note payable on the Statement of Assets and Liabilities. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At August 31, 2016, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $1,865,503.

The Fund employs an income-based approach to determine the fair value of the Notes, which uses the Notes’ current credit rating, remaining time to maturity, stated coupon rates, the current yield of a comparable asset, and a liquidity premium. At August 31, 2016, the estimated fair value of the Notes was approximately $60,435,139. The inputs used in determining the fair value of the Notes represent Level 3 in the fair value hierarchy. See Note 9 regarding fair value measurements for additional information about fair value hierarchy and Level 3 inputs.

24 Annual Report

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FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended August 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio	1,958,705	44,277,474	(44,241,469)	1,994,710	$1,994,710	$ —	$ —	0.0%[a]

[a]Rounds to less than 0.1%.

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2016, the custodian fees were reduced as noted in the the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2016, the Fund had capital loss carryforwards of $8,755,072 expiring in 2018.

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Annual Report

FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS

6. Income Taxes (continued)

During the year ended August 31, 2016, the Fund utilized $489,553 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2016 and 2015, was as follows:

	2016	2015
Distributions from ordinary income	$11,724,028	$11,912,519

At August 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$220,710,604

Unrealized appreciation	$48,734,496
Unrealized depreciation	(19,173,006)
Net unrealized appreciation (depreciation)	$29,561,490
Distributable earnings - undistributed ordinary income .	$370,397

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2016, aggregated $49,322,829 and $50,724,193, respectively.

8. Credit Risk and Defaulted Securities

At August 31, 2016, the Fund had 64.4% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2016, the aggregate value of these securities was $4,467,239, representing 1.8% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Transportation	$—	$201,744	$—	$201,744
All Other Equity Investments[b]	80,442,499	—[c]	—	80,442,499
Corporate Bonds	—	166,690,795	172,114	166,862,909
Senior Floating Rate Interests	—	770,232	—	770,232
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	1,994,710	—	—	1,994,710
Total Investments in Securities	$82,437,209	$167,662,771	$172,114	$250,272,094

aIncludes common and convertible preferred stocks.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at August 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

10. New Accounting Pronouncements

During the reporting period, the Fund adopted the accounting provisions of Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) No. 2015-03, Interest - Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs. Under this ASU, debt issuance costs are required to be presented as a direct deduction from the carrying amount of the related debt liability. This resulted in a change in accounting principle. Prior to the Fund’s adoption of this ASU, debt issuance costs were presented separately as an asset.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
FRN	Floating Rate Note

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Annual Report

FRANKLIN UNIVERSAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Universal Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the "Fund") at August 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2016

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FRANKLIN UNIVERSAL TRUST

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 25.22% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $3,003,632 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $6,859,050 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2016.

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Annual Report

FRANKLIN UNIVERSAL TRUST

Annual Meeting of Shareholders

March 18, 2016

An annual shareholders’ meeting of Franklin Universal Trust (Fund) was held on March 18, 2016. At the meeting, the holders of 21,099,305 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. The following persons were elected by the shareholders to serve as Trustees of the Fund.

The results of the voting at the meeting are as follows:
	Shares	% of	Shares	% of
Nominees	For	Voted	Withheld	Voted
Harris J. Ashton	19,849,047	94.07%	1,250,258	5.93%
Mary C. Choksi	19,932,973	94.47%	1,166,332	5.53%
Edith E. Holiday	19,945,238	94.53%	1,154,067	5.47%
Gregory E. Johnson	19,915,756	94.39%	1,183,549	5.61%
Rupert H. Johnson, Jr.	19,881,411	94.23%	1,217,894	5.77%
J. Michael Luttig	19,929,974	94.46%	1,169,331	5.54%
Frank A. Olson	19,860,124	93.83%	1,239,181	6.17%
Larry D. Thompson	19,873,201	94.19%	1,226,104	5.81%
John B. Wilson	19,914,364	94.38%	1,184,941	5.62%

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FRANKLIN UNIVERSAL TRUST

Dividend Reinvestment and Cash Purchase Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to American Stock Transfer & Trust Company, LLC and sent to American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attn: Franklin Universal Trust.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent.

Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1988	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2004	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June–December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee and Senior
	Senior Vice	Vice President
	President	since 1988
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	President since	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive 1993 and Chief
San Mateo, CA 94403-1906	Officer –	Executive Officer
	Investment	– Investment
	Management	Management since
2002
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $43,901 for the fiscal year ended August 31, 2016 and $44,306 for the fiscal year ended August 31, 2015.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2016 and $61 for the fiscal year ended August 31, 2015. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $539,168 for the fiscal year ended August 31, 2016 and $378,983 for the fiscal year ended August 31, 2015. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $539,168 for the fiscal year ended August 31, 2016 and $379,044 for the fiscal year ended August 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles     The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.     The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies.     The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.     A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.     The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.     The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.     Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues.     The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters.     The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access.     In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance.     Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities.     From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of October 26, 2016, the portfolio managers of the Fund is as follows:

CHRISTOPHER J. MOLUMPHY CFA, Director and Executive Vice President of Advisers

Mr. Molumphy has been a portfolio manager of the Fund since 1991.  He has primary responsibility for the investments of the Fund.  Mr. Molumphy has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  He joined Franklin Templeton Investments in 1988.

GLENN I. VOYLES CFA, Vice President of Advisers

Mr. Voyles has been a manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global income component of the Fund. He joined Franklin Templeton Investments in 1993.

CFA and Chartered Financial Analyst are trademarks owned by CFA Institute.

(a)(2)  This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2016.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Christopher J. Molumphy	10	24,241.0	5	2,711.6	5	429.2
Glenn I. Voyles	3	5,014.8	5	2,916.8	9	1,160.6

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any).  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.   The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Christopher J. Molumphy	None
Glenn I. Voyles	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/Laura F. Fergerson

   Laura F. Fergerson

   Chief Executive Officer - Finance and

   Administration

Date:  October 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

   Laura F. Fergerson

   Chief Executive Officer - Finance and

   Administration

Date:  October 26, 2016

By /s/Gaston Gardey

   Gaston Gardey

   Chief Financial Officer and

   Chief Accounting Officer

Date:  October 26, 2016